UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 11, 2019

Hines Global Income Trust, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Commission file number: 000-55599

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard
Suite 5000
Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01     Entry Into a Material Definitive Agreement.

The information discussed under Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

As previously announced in May 2019, the board of directors (the “Board”) of Hines Global Income Trust, Inc. (“Hines Global” or the “Company”) unanimously approved an executive succession plan (the “Succession Plan”) in connection with strategic changes within the global investment management platform of Hines Interests Limited Partnership (“Hines”). Hines informed the Board that it believes that such changes will best position Hines for long-term growth as one of the premier real estate firms in the world, and will enable Hines to continue providing best-in-class investment advisory and management services to the Company and its investors well into the future. While many of the transitions pursuant to the Succession Plan were effective on June 30, 2019, Hines Global had indicated that certain additional transitions were expected to be announced later in the year. Pursuant to the Succession Plan, on December 11, 2019, the following additional leadership transitions were approved by the Board, effective as of December 31, 2019, and the biographies of individuals transitioning into new roles are set forth below:

•
Chief Executive Officer (“CEO”) and President. Sherri W. Schugart will transition her role as CEO of Hines Global to Jeffrey C. Hines, who will also continue to serve as Chairman of the Board. Ms. Schugart will also transition her role and responsibilities as President to Alfonso J. Munk. Ms. Schugart is expected to remain as an Executive Advisor to the CEO, the Board, and management through July 2020 in order to ensure an orderly transition. She also currently intends to continue to serve as a director, CEO and President of Hines Global REIT, Inc. (“Hines Global REIT”) and as Chairman of the Board and CEO of HMS Income Fund, Inc. In addition, Ms. Schugart intends to serve in certain management positions at other Hines-affiliated entities and funds through July 2020.

•
Chief Investment Officer (“CIO”). In connection with his election to serve as a director on the Board in September 2019, David L. Steinbach will transition his responsibilities as Hines Global’s CIO into two newly-created positions: Chief Investment Officer – Americas and Chief Investment Officer – Europe, each of which will have a specific geographic focus, further providing the Company with regionally-based expertise around the globe. In addition to serving as President, Mr. Munk will serve as Chief Investment Officer – Americas and Alex Knapp will serve as Chief Investment Officer – Europe.

The changes and transitions described above are not the result of any disagreement with Hines Global regarding its operations, policies or practices.

The Company’s advisor, Hines Global REIT II Advisors LP (the “Advisor”) is an affiliate of Hines and is wholly-owned, indirectly, by, or for the benefit of, Jeffrey C. Hines, and his father, Gerald D. Hines. Hines, the Advisor and their affiliates are parties to various agreements with Hines Global for which they receive compensation. Please see Part III, Item 13 of Hines Global’s Annual Report on Form 10-K for the year ended December 31, 2018 (the “Annual Report”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 29, 2019 for a description of these agreements. Except for the agreements described in the Annual Report and standard indemnification agreements entered into or to be entered into between Hines Global and each of the following named individuals, there are no current or proposed transactions between the Company and any of: Jeffrey C. Hines, Alfonso J. Munk or Alex Knapp or any of their immediate family members that would require disclosure under Item 404(a) of Regulation S-K promulgated by the SEC, and there are no family relationships between any of the aforementioned individuals and any director, officer or person nominated to become a director or officer of the Company. Each of these individuals has entered into, or will enter into, as of the effective date of their appointment, the same form of indemnification agreement with Hines Global that has been previously approved by the Board for its present officers and directors. The indemnification agreement requires, among other things, that, subject to certain limitations, the Company will indemnify the officer or director and advance all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted. The preceding summary of the Company’s form of indemnification agreement does not purport to be complete and is qualified in its entirety by reference to the form of indemnification agreement that is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

The biographies of the individuals appointed to new positions as discussed above follow:

Jeffrey C. Hines, Chief Executive Officer and Chairman of the Board, Age 64. Mr. Hines is the co-owner, President and CEO of Hines and has served as Chairman of the Board and Chairman of the managers of the general partner of the Advisor since July 2013. Mr. Hines was appointed CEO of the Company and of the general partner of the Advisor, with such appointment to be effective on December 31, 2019. Mr. Hines has also served as the Chairman of the Board of Hines Global REIT and Chairman of the managers of the general partner of Hines Global Advisors, LP since December 2008. Additionally, Mr. Hines served as the Chairman of the Board of Hines Real Estate Investment Trust, Inc. (“Hines REIT”) and the Chairman of the managers of the general partner of Hines Advisors Limited Partnership, the advisor to Hines REIT, from August 2003 through the liquidation and dissolution of Hines REIT in August 2018.  He also served as a member of the management board of Core Fund, from August 2003 through the liquidation and dissolution of the Core Fund in December 2018. As the President and CEO of Hines, he is responsible for overseeing all firm policies and procedures as well as day-to-day operations and is a member of Hines’ Executive and Investment Committees. He became President of the general partner of Hines in 1990 and Chief Executive Officer of the general partner of Hines in January 2008 and has overseen a major expansion of the firm’s personnel, financial resources, domestic and foreign market penetration, products and services. He has been a major participant in the development of Hines’ domestic and international acquisition program and currently oversees a portfolio of $124.3 billion in assets under management. Mr. Hines graduated from Williams College with a B.A. in Economics and holds a M.B.A. from Harvard Business School.

Alfonso J. Munk, President and Chief Investment Officer – Americas, Age 45. Mr. Munk joined Hines in October 2019 as Chief Investment Officer-Americas.  He was appointed as President and Chief Investment Officer -Americas of the Company and of the general partner of the Advisor, with such appointment to be effective on December 31, 2019.  Prior to joining Hines, Mr. Munk was the Managing Director, Americas Chief Investment Officer and head of Latin America for PGIM Real Estate, Prudential Financial’s global real estate investment arm, from 2012 to October 2019. As Managing Director, Mr. Munk was responsible for overseeing PGIM Real Estate’s Americas transaction activities, real estate debt strategies and the management of operations in Latin America. Mr. Munk’s responsibilities as Americas Chief Investment Officer and head of Latin America included overseeing all Americas transaction activities (acquisitions and dispositions of more than $8 billion annually), developing and implementing PGIM Real Estate Latin America’s strategy and overseeing PGIM Real Estate Debt Strategies. Mr. Munk graduated from Cornell University with a B.S. in Business and Hospitality Administration and received his M.B.A. from The Wharton School, University of Pennsylvania, with a concentration in Finance and Real Estate.

Alex Knapp, Chief Investment Officer – Europe, Age 42. Mr. Knapp joined Hines in September 2008 and was appointed Chief Investment Officer – Europe of the Company and of the general partner of the Advisor, with such appointment to be effective on December 31, 2019. Since April 2019, Mr. Knapp has served as Chief Investment Officer – Europe for Hines. Previously, Mr. Knapp served as Senior Managing Director of Hines from February 2018 to March 2019 and Managing Director of Hines UK from December 2013 to February 2018. During his time at Hines, Mr. Knapp has had lead roles on more than £1 billion of commercial transactions ranging from core acquisition to ground up development. Mr. Knapp has overseen the expansion of the Hines student housing program under the aparto operating brand, which comprises 14 developments in the UK, Ireland and Italy, with a GDV of more than £600 million. Mr. Knapp also led Hines’ efforts in the living sector – including residential for rent, student and hotels on a pan-European basis. Prior to joining Hines in 2008, Mr. Knapp spent five years at the Renzo Piano Building Workshop working in Paris, France and Genova, Italy. Mr. Knapp graduated from Rice University with a Bachelor of Architecture and holds a Masters in Real Estate Development from Massachusetts Institute of Technology.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1
Form of Indemnification Agreement entered into between Hines Global Income Trust, Inc. and Jeffery C. Hines as of August 15, 2015. Incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form S-11 (File No. 333-191106) filed with the SEC on August 15, 2014.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this Current Report on Form 8-K, including but not limited to intentions, beliefs, expectations or projections relating to the Succession Plan and leadership transitions described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. These statements are based on current expectations, estimates and projections about, among others, the industry, markets in which Hines Global operates, management’s beliefs, assumptions made by management and the Succession Plan described in this Current Report on Form 8-K.  While Hines Global’s management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond the control of Hines Global’s management. These risks include, but are not limited to: risks that the proposed changes disrupts or negatively impact Hines Global’s operations and performance; risks that the newly-appointed officers do not perform as expected; and other risks described in the “Risk Factors” section of Hines Global’s Annual Report, as updated by its other filings with the SEC. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. All subsequent written and oral forward-looking statements attributable to Hines Global or any person acting on Hines Global’s behalf are qualified by the cautionary statements in this section. Except as otherwise may be required by law, Hines Global undertakes no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this Current Report on Form 8-K. You are cautioned not to place undue reliance on any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global Income Trust, Inc.

December 13, 2019	By:	/s/ A. Gordon Findlay
Name: A. Gordon Findlay
Title: Chief Accounting Officer and Treasurer